MET INVESTORS SERIES TRUST

SUPPLEMENT DATED DECEMBER 12, 2012

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2012, AS AMENDED JUNE 6, 2012

AMERICAN FUNDS® BOND PORTFOLIO

The Board of Trustees of Met Investors Series Trust (the “Trust”) has approved withdrawing the American Funds® Bond Portfolio’s (the “Portfolio”) investment in the Bond Fund (the “Master Fund”), a series of the American Funds Insurance Series, and hiring J.P. Morgan Investment Management Inc. (“JPMIM”) as the Portfolio’s subadviser effective January 7, 2013, pursuant to a new subadvisory agreement between the Trust’s investment adviser, MetLife Advisers, LLC, and JPMIM. Currently, the Portfolio, which operates as a “feeder fund,” invests all of its assets in shares of the Master Fund, which is managed by Capital Research and Management Company (“CRMC”). Effective January 7, 2013, JPMIM will invest the Portfolio’s assets directly in investment securities. Also as of that date, the name of the Portfolio will change to JPMorgan Core Bond Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Trust’s Statement of Additional Information (the “SAI”) will change to the Portfolio’s new name and references in the SAI to CRMC will change to JPMIM. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to CRMC and to the Portfolio by its original name in their forms and communications until such documents can be revised. In connection with the foregoing changes, Class C shares of the Portfolio will be converted to Class B shares. Unless noted otherwise below, all references to Class C shares will change to Class B shares effective January 7, 2013.

In connection with the changes described above, the following changes to the SAI pertaining to the Portfolio are effective January 7, 2013:

*        *        *

The reference to the Portfolio in the second full paragraph on page 2 of the SAI is deleted in its entirety.

*        *        *

In the section “Investment Strategies and Risks,” the references to the Portfolio and the Master Fund in the table on page 5 of the SAI are deleted in their entirety.

*        *        *

In the subsections “Investment Restrictions—Fundamental Policies” and “—Non-Fundamental Policies,” the fundamental policies of the Feeder Portfolios that appear on page 50 of the SAI and the non-fundamental policies of the Feeder Portfolios that appear on page 52 of the SAI continue to include the Portfolio.

*        *        *

In the subsection entitled “Investment Advisory and Other Services—The Adviser,” the reference to the Portfolio in the first table on page 80 of the SAI is deleted in its entirety. Also, in that subsection, the following information pertaining to the Portfolio is added at the end of the table that begins on page 80 of the SAI:

Portfolio	Fee
JPMorgan Core Bond	0.550%

*        *        *

In the subsection entitled “Investment Advisory and Other Services—The Subadvisers,” the following information pertaining to the Portfolio is added at the end of the table that begins on page 89 of the SAI:

Portfolio	Subadviser
JPMorgan Core Bond	J.P. Morgan Investment Management Inc.

*        *        *

In the subsection entitled “Investment Advisory and Other Services—The Subadvisers,” the following information pertaining to the Portfolio is added at the end of the table that begins on page 90 of the SAI:

Portfolio	Fee
JPMorgan Core Bond	0.120%

*        *        *

In the section entitled “Appendix A—Summary of Investment Strategies,” information pertaining to the Portfolio’s investments strategies is deleted in its entirety. In addition, the tables in Appendix A are revised as set forth below.

The following information pertaining to the Portfolio is added at the end of the table that begins on page A-1 of Appendix A:

	Asset Backed Securities	Bank Capital Securities	Bonds	Brady Bonds	Collateralized Obligations	Convertible Securities	Credit Default Swaps	Credit Linked Notes	Depositary Receipts(1)	Dollar Rolls	Event- Linked Bonds	Exchange Traded Grantor Trusts	Exchange- Traded Notes	Floaters
JPMorgan Core Bond	Y	N	Y	N	N	N	Y	N	N	N	N	N	N	Y

The following information pertaining to the Portfolio is added at the end of the table that begins on page A-3 of Appendix A:

	Foreign Currency Transactions(3)	Foreign Securities	Forward Commitments, When-Issued and Delayed Delivery Securities	High Yield, High Risk Debt Securities	Hybrid Investments	Illiquid Securities or Non-Publicly Traded Securities	Inflation- Indexed Bonds	Indexed Securities	Interest Rate Transactions(4)	Investment Grade Corporate Debt Securities
JPMorgan Core Bond	N	Y	Y	N	Y	Y-15%	Y	N	Y	Y

The following information pertaining to the Portfolio is added at the end of the table that begins on page A-6 of Appendix A:

	Money Market Securities	Mortgage- Backed Securities	Mortgage Dollar Roll Transactions	Municipal Fixed Income Securities	Options and Futures Strategies(14)	Other Investment Companies	Preferred Stocks	Real Estate Investments	Repurchase Agreements	Reverse Repurchase Agreements
JPMorgan Core Bond	Y	Y	Y	Y	Y	Y	N	N	Y	N

The following information pertaining to the Portfolio is added at the end of the table that begins on page A-8 of Appendix A:

	Rights and Warrants	Securities Loans(16)	Senior Loans and Other Direct Indebtedness	Short Sales(17)	Standby Commitment Agreements	Structured Notes	Swaps(18)	Trade Claims	U.S. Government Securities	Zero Coupon, Deferred Interest and PIK Bonds
JPMorgan Core Bond	Y	N	N	N	N	Y	Y	N	Y	Y

*        *        *

In the section entitled “Appendix C—Proxy Voting Policies,” the following proxy voting policy of JPMIM is added at the end of that section:

Global Proxy Voting

Procedures and Guidelines

For North America

2011 Edition

April 1, 2011

Table of Contents—North America

Part I: JPMorgan Asset Management Global Proxy-Voting Procedures

A. Objective	5
B. Proxy Committee	5
C. The Proxy Voting Process	5
D. Material Conflicts of Interest	6
E. Escalation of Material Conflicts of Interest	7
F. Recordkeeping	7
Exhibit A	8

Part II: JPMorgan Asset Management Proxy-Voting Guidelines

A. North America	9
Table of Contents	9
Guidelines	11

Part I: JPMorgan Asset Management Global Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.2

¹ Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Fund’s proxy voting policies and not the policies of JPMAM. The Undiscovered Managers Behavioral Growth Fund, and Undiscovered Managers Behavioral Value Fund, the JPMorgan Access Growth Fund and the JPMorgan Access Balanced Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM.

² The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain JPMAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•

a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank, NA

J.P. Morgan Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

JF Asset Management Limited

JF Asset Management (Singapore) Limited

JF International Management Inc.

Security Capital Research & Management Incorporated

Bear Stearns Asset Management

Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

Part II.A: North America Proxy Voting

Part II.A: North America Guidelines Table of Contents

1. Uncontested Director Elections	11
2. Proxy Contests	11
a. Election of Directors	11
b. Reimburse Proxy Solicitation Expenses	12
3. Ratification of Auditors	12
4. Proxy Contest Defenses	12
a. Board Structure: Staggered vs. Annual Elections	12
b. Shareholder Ability to Remove Directors	12
c. Cumulative Voting	13
d. Shareholder Ability to Call Special Meeting	13
e. Shareholder Ability to Act by Written Consent	13
f. Shareholder Ability to Alter the Size of the Board	13
5. Tender Offer Defenses	13
a. Poison Pills	13
b. Fair Price Provisions	14
c. Greenmail	14
d. Unequal Voting Rights	14
e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws	14
f. Supermajority Shareholder Vote Requirement to Approve Mergers	14
6. Miscellaneous Board Provisions	14
a. Separate Chairman and CEO Positions	14
b. Lead Directors and Executive Sessions	15
c. Majority of Independent Directors	15
d. Stock Ownership Requirements	15
e. Term of Office	15
f. Director and Officer Indemnification and Liability Protection	15
g. Board Size	16
h. Majority Vote Standard	16
7. Miscellaneous Governance Provisions	16
a. Independent Nominating Committee	16
b. Confidential Voting	16
c. Equal Access	16
d. Bundled Proposals	16
e. Charitable Contributions	16
f. Date/Location of Meeting	16
g. Include Nonmanagement Employees on Board	17
h. Adjourn Meeting if Votes are Insufficient	17
i. Other Business	17
j. Disclosure of Shareholder Proponents	17
8. Capital Structure	17
a. Common Stock Authorization	17
b. Stock Distributions: Splits and Dividends	17
c. Reverse Stock Splits	17
d. Blank Check Preferred Authorization	17
e. Shareholder Proposals Regarding Blank Check Preferred Stock	18
f. Adjustments to Par Value of Common Stock	18
g. Restructurings/Recapitalizations	18

h. Share Repurchase Programs	18
i. Targeted Share Placements	18
9. Executive and Director Compensation	18
a. Stock-based Incentive Plans	18
b. Approval of Cash or Cash-and-Stock Bonus Plans	19
c. Shareholder Proposals to Limit Executive and Director Pay	19
d. Say on Pay	19
e. Golden and Tin Parachutes	20
f. 401(k) Employee Benefit Plans	20
g. Employee Stock Purchase Plans	20
h. Option Expensing	20
i. Option Repricing	20
j. Stock Holding Periods	20
k. Transferable Stock Options	20
l. Recoup Bonuses	21
10. Incorporation	21
a. Reincorporation Outside of the United States	21
b. Voting on State Takeover Statutes	21
c. Voting on Reincorporation Proposals	21
11. Mergers and Corporate Restructurings	21
a. Mergers and Acquisitions	21
b. Nonfinancial Effects of a Merger or Acquisition	21
c. Corporate Restructuring	21
d. Spin-offs	21
e. Asset Sales	21
f. Liquidations	21
g. Appraisal Rights	22
h. Changing Corporate Name	22
12. Social and Environmental Issues	22
a. Energy and Environment	22
b. Military Business	22
c. International Labor Organization Code of Conduct	22
d. Promote Human Rights in China, Nigeria, and Burma	23
e. World Debt Crisis	23
f. Equal Employment Opportunity and Discrimination	23
g. Animal Rights	23
h. Product Integrity and Marketing	23
i. Human Resources Issues	23
j. Link Executive Pay with Social and/or Environmental Criteria	23
k. High Risk Markets	23
l. Political Contributions	24
13. Foreign Proxies	24
14. Pre-Solicitation Contact	24

Part II.A: North America Guidelines

1.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2) adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.

8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a—Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9) WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11) Vote case by case for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors.

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.	Proxy Contests

2a.	Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b.	Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses

4a.	Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b. Shareholder Ability to Remove Directors Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c.	Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,

2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4d.	Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e.	Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

5a.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

5b.	Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c.	Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d.	Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f.	Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions

6a.	Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2) Serves as liaison between the chairman and the independent directors,

(3) Approves information sent to the board,

(4) Approves meeting agendas for the board,

(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6) Has the authority to call meetings of the independent directors, and

(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

6b.	Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

6c.	Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d.	Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e.	Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g.	Board Size

Vote for proposals to limit the size of the board to 15 members.

6h.	Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions

7a.	Independent Nominating Committee

Vote for the creation of an independent nominating committee.

7b.	Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c.	Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d.	Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e.	Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f.	Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting.

No one site will meet the needs of all shareholders.

7g.	Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board.

Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h.	Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i.	Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j.	Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.	Capital Structure

8a.	Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b.	Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c.	Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d.	Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e.	Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f.	Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g.	Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i.	Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer.

These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation

9a.	Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns.

Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

Review case by case stock based plans for companies which rely heavily upon stock for incentive compensation. These companies include high growth and financial services companies where threshhold tests fall within 5% of either threshold test (burn rate and /or shareholder transfer value tests).

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b.	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c.	Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d.	Say on Pay—Advisory Vote

Review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Say on Pay—Frequency

JPMAM will review compensation versus long/term performance on an annual basis.

9e.	Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

9f.	401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

9g.	Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9h.	Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

9i.	Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9j.	Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9k.	Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9l.	Recoup Bonuses

Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

10.	Incorporation

10a.	Reincorporation Outside of the United States

Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

10b.	Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10c.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.	Mergers and Corporate Restructurings

11a.	Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b.	Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d. Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e. Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f. Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g. Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h. Changing Corporate Name

Vote for changing the corporate name.

12.	Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.

12a.	Energy and Environment

Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote for proposals that request companies to outline their preparedness to comply with the Kyoto Protocol.

Vote case-by-case on disclosure reports that seek additional information.

Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.

Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.

Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.

Vote case-by-case on proposals requesting a company report on its energy efficiency policies.

12b. Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12c. International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12d.	Promote Human Rights in China, Nigeria, the Sudan and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12e.	World Debt Crisis

Vote case-by-case on proposals dealing with third world debt.

Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

12f.	Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12g.	Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12h.	Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12i.	Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12j.	Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12k.	High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

12l.	Political Contribution

Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

*        *        *

In the section entitled “Appendix D—Portfolio Managers,” the following information concerning the portfolio managers of the Portfolio is added at the end of the section:

JPMorgan Core Bond Portfolio

Other Accounts Managed(1)

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category(2)	Total Assets in Accounts in Category(2)	Number of Accounts in Category	Total Assets in Accounts in Category
Douglas Swanson	Registered Investment Companies	12	$44,238,000,000	0	N/A
	Other Pooled Investment Vehicles	8	$10,607,000,000	0	N/A
	Other Accounts	66	$13,204,000,000	4	$2,481,000,000

Peter D. Simons	Registered Investment Companies	9	$8,287,000,000	3	$6,937,000,000
	Other Pooled Investment Vehicles	3	$6,937,000,000	0	N/A
	Other Accounts	28	$6,162,000,000	1	$34,000,000

Henry Song	Registered Investment Companies	9	$8,287,000,000	3	$6,937,000,000
	Other Pooled Investment Vehicles	3	$6,937,000,000	0	N/A
	Other Accounts(4)	28	$6,162,000,000	1	$34,000,000

(1)	Information regarding other accounts managed is as of September 30, 2012.

Material Conflicts of Interest

The chart above shows the number, type and market value as of a specified date of the accounts other than the Portfolio that are managed by the Portfolio’s portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Subadviser’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Subadviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Subadviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Subadviser or its affiliates could be viewed as having a conflict of interest to the extent that the Subadviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Subadviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Subadviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Subadviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Subadviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Subadviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Subadviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Portfolio invests, the Subadviser or its affiliates could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Subadviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Subadviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Portfolio from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Portfolio’s objectives.

The goal of the Subadviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Subadviser and its affiliates have policies and procedures that seek to manage conflicts. The Subadviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Subadviser’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Subadviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Subadviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Subadviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, the Subadviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Subadviser or its affiliates so that fair and equitable allocation will occur over time.

Compensation

The Subadviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Subadviser or its affiliates. These elements reflect individual performance and the performance of the Subadviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the Portfolio’s pre-tax performance is compared to the appropriate market peer group and to the Portfolio’s benchmark index listed in the Portfolio’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the Portfolio). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Subadviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities(1)

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Douglas Swanson	X
Peter D. Simons	X
Henry Song	X

(1)	As of September 30, 2012.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE